EXHIBIT 24.1

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman and Gregory A. Stocklosa, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company’s debt securities, common stock, par value $1.25 per share, and preferred stock, par value $1.00 per share, and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: January 24, 2002

/s/ JOSEPH B. ANDERSON, JR.

Name: Joseph B. Anderson, Jr.

EXHIBIT 24.1

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman and Gregory A. Stocklosa, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company’s debt securities, common stock, par value $1.25 per share, and preferred stock, par value $1.00 per share, and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: January 24, 2002

/s/ GREGORY Q. BROWN

Name: Gregory Q. Brown

EXHIBIT 24.1

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman and Gregory A. Stocklosa, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company’s debt securities, common stock, par value $1.25 per share, and preferred stock, par value $1.00 per share, and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: January 24, 2002

/s/ MARTHA LAYNE COLLINS

Name: Martha Layne Collins

EXHIBIT 24.1

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman and Gregory A. Stocklosa, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company’s debt securities, common stock, par value $1.25 per share, and preferred stock, par value $1.00 per share, and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: January 24, 2002

/s/ JAMES R. DONNELLEY

Name: James R. Donnelley

EXHIBIT 24.1

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman and Gregory A. Stocklosa, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company’s debt securities, common stock, par value $1.25 per share, and preferred stock, par value $1.00 per share, and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: January 24, 2002

/s/ JUDITH H. HAMILTON

Name: Judith H. Hamilton

EXHIBIT 24.1

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman and Gregory A. Stocklosa, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company’s debt securities, common stock, par value $1.25 per share, and preferred stock, par value $1.00 per share, and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: January 24, 2002

/s/ THOMAS S. JOHNSON

Name: Thomas S. Johnson

EXHIBIT 24.1

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman and Gregory A. Stocklosa, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company’s debt securities, common stock, par value $1.25 per share, and preferred stock, par value $1.00 per share, and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: January 24, 2002

/s/ OLIVER R. SOCKWELL

Name: Oliver R. Sockwell

EXHIBIT 24.1

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman and Gregory A. Stocklosa, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company’s debt securities, common stock, par value $1.25 per share, and preferred stock, par value $1.00 per share, and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: January 24, 2002

/s/ BIDE L. THOMAS

Name: Bide L. Thomas

EXHIBIT 24.1

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman and Gregory A. Stocklosa, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company’s debt securities, common stock, par value $1.25 per share, and preferred stock, par value $1.00 per share, and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: January 24, 2002

/s/ NORMAN H. WESLEY

Name: Norman H. Wesley

EXHIBIT 24.1

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman and Gregory A. Stocklosa, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company’s debt securities, common stock, par value $1.25 per share, and preferred stock, par value $1.00 per share, and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: January 24, 2002

/s/ STEPHEN M. WOLF

Name: Stephen M. Wolf